            As filed with the Securities and Exchange Commission
                            on November 30, 1999
                         File Nos. 33-95026, 811-9060

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                        ==============================

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

       Pre-Effective Amendment No.__

       Post-Effective Amendment No.5_          /X/
                                                    -
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/
                                                                  -
       Amendment No.6
                    -

                           HOLLAND SERIES FUND, INC.
                -----------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

                                375 Park Avenue
                           New York, New York 10152
                    -------------------------------------
                   (Address of Principal Executive Offices)

                 Registrant's Telephone Number: (800) 304-6552
-------------------------------------------------------------------------------

                     TANA TSELEPIS, Secretary and Treasurer
                           Holland Series Fund, Inc.
                                375 Park Avenue
                           New York, New York 10152

________________________________________________________________________________
                    (Name and Address of Agent for Service)

                                  Copies to:

                             Cynthia Cobden, Esq.
                          Simpson Thacher & Bartlett
                             425 Lexington Avenue
                           New York, New York 10017

________________________________________________________________________________

     It is proposed that this filing will become effective (check appropriate box)


//  immediately upon filing pursuant to paragraph (b)
//  on (date) pursuant to paragraph (b)
/X/ 60 days after filing pursuant to paragraph (a)(1)
//  on (date) pursuant to paragraph (a)(1)
//  75 days after filing pursuant to paragraph (a)(2)
//  on (date) pursuant to paragraph (a)(2) of rule 485.

Registrant has registered an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant completed its fiscal year ended September 30, 1999, and filed the notice under Rule 24f-2 on November ___, 1999 for such fiscal year.

                                  Prospectus



                       --------------------------------


                             HOLLAND BALANCED FUND


                       --------------------------------





These securities have not been approved
or disapproved by the Securities and
Exchange Commission nor has the
Commission passed upon the accuracy or
adequacy of this prospectus.  Any
representation to the contrary is a
criminal offense.


                              January ___, 2000

TABLE OF CONTENTS

A Summary of the Fund................................................................................................   3
     Strategies and Risks............................................................................................   3
     Bar Chart (Performance History).................................................................................   4
     Performance Comparison Table....................................................................................   5
     Fee Table.......................................................................................................   5
     Cost Example....................................................................................................   6

More About the Fund - Investment Details.............................................................................   7
     Investment Objective............................................................................................   7
     Principal Investment Strategies.................................................................................   7
     Principal Investments...........................................................................................   7
     Portfolio Manager...............................................................................................   7

More Information About Investment Strategies and Risks...............................................................   8

Your Account.........................................................................................................   9
     Types of Accounts...............................................................................................   9
     Shareholder Services............................................................................................   9
     Purchasing Shares...............................................................................................  10
     Redeeming Shares................................................................................................  11
     How to Reach the Fund...........................................................................................  13

Pricing Of Fund Shares...............................................................................................  14

Distributions........................................................................................................  14

Federal Tax Considerations...........................................................................................  15
     Taxes on Distributions..........................................................................................  15
     Taxes on Sales..................................................................................................  15
     Taxes on Dividends..............................................................................................  15
     Tax Withholding.................................................................................................  15

Management...........................................................................................................  16
     Investment Adviser..............................................................................................  16
     Other Service Providers.........................................................................................  16

Financial Highlights.................................................................................................  17

A SUMMARY OF THE FUND - Strategies and Risks

This section briefly describes the Holland Balanced Fund's goals, principal investment strategies, risks, expenses and performance. For further information on how this Fund is managed, please read the section entitled "Fund Details."

Investment Objective
--------------------

The objective of the Holland Balanced Fund is to provide a high total investment return. The total investment return is the combination of 1) income from dividends and interest on securities owned by the Fund, and 2) capital gains and losses on securities owned by the Fund.

Principal Investment Strategies
-------------------------------

The Fund seeks to achieve its objective through a combined portfolio of equities and investment grade fixed-income securities. Holland & Company L.L.C., the Fund's investment adviser (the "Adviser"), has discretion to determine the proportion of the Fund's portfolio that will be invested in equities and fixed-income securities at any given time depending on the Adviser's perception of existing and anticipated market and economic conditions. The Adviser seeks to identify asset classes or individual securities that it believes have been fundamentally mispriced by the market and which have minimal inherent investment risk .

Principal Risks
---------------

The Fund is subject to the following principal risks:

 . Market Risk: Stock and bond markets are volatile, and there is a risk that the price of a security will rise or fall due to changing economic, political or market conditions, as well as company-specific factors (see "Issuer-Specific Risk" and "Risks of Investing in Debt Securities" below). Consequently, the value of your investment in the Fund will increase and decrease, which means that you could lose money.

 . Issuer-Specific Risk: The price of an individual security or a particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, distribution difficulties or the loss of key management personnel. There is also a risk that the price of a security may never reach a level that the Adviser believes is representative of its full value or that it may go down in price.

 . Risks of Investing in Debt Securities: Investments in debt securities are subject to several significant risks. These include:

   . Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods due to rising interest rates. In general, interest rate risk should be least for shorter-term bonds and greatest for longer-term bonds. High quality corporate and U.S. Government debt securities are not immune to interest rate risk.
                                       ---

   . Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term bonds and lower for long-term bonds.


   . Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, thereby reducing the Fund's return. Credit risk should be low for the Fund , since it invests in high-quality debt securities, including U.S. Government bonds.

                                Prospectus - 3

A SUMMARY OF THE FUND - Bar Chart (Performance History)

Performance and Volatility

The bar chart below shows the performance of the Holland Balanced Fund during the last several years. The chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Please keep in mind that past performance does not necessarily indicate how the Fund will perform in the future.

The returns in the chart reflect the effect of voluntary fee waivers and expense reimbursements by the Adviser. If fee waivers and expense reimbursements had not been in effect, returns would have been lower than those shown.

                  HOLLAND BALANCED FUND
                  Total Return for the year Ended December 31


                  1996        1997        1998         1999

                 16.51%      12.12%      16.40%        0.00%

During the period shown in the bar chart, the highest return for a quarter was 10.56% (quarter ended 12/31/98) and the lowest return for a quarter was (3.31)% (quarter ended 9/30/98).

                                Prospectus - 4

A SUMMARY OF THE FUND - (Performance Comparison Table)

AVERAGE ANNUAL TOTAL RETURN (for the period ending December 31, 1999)

The information in the following table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. The returns in the table reflect the effect of voluntary fee waivers and expense reimbursements by the Adviser. If those waivers and reimbursements had not been in effect, the returns would have been lower than those shown.

                                        Past 1 Year               Since the Inception Date of the
                                                                  Fund (October 2, 1995)
Holland Balanced Fund                        __%                            __%
Lipper Balanced Fund Index                   ___%                           __%
Composite Index*                             ___%                           __%

* The Composite Index return is a blended return composed of 60% of the Standard & Poor's 500 Index, 30% of the Salomon 10 Year Government Bond Index, and 10% of the 90 Day US Treasury Bill rate of return.

A SUMMARY OF THE FUND - Fee Table

Investor Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Holland Balanced Fund.

Shareholder Fees (fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)                           None
   Maximum Deferred Sales Charge (Load)                                                                  None
   Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions                   None
   Redemption Fee                                                                                        None
   Exchange Fee                                                                                          None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
   Management Fees                                                                                       0.75
   Distribution and/or Service Fees                                                                      None
   Other Expenses                                                                                        0.88
   Total Annual Operating Expenses **                                                                    1.63
-------------------------------------------------------------------------------------------------------------------

** The Adviser has voluntarily agreed to cap the total annual operating expenses of the Fund at 1.50% (on an annualized basis) of the Fund's average daily net assets. The Adviser may discontinue this cap on total expenses at any time, at its sole discretion.

                                Prospectus - 5

A SUMMARY OF THE FUND - (Cost Example)

     This example is intended to help you compare the cost of investing in the Holland Balanced Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:


         1 YEAR           3 YEARS           5 YEARS           10 YEARS
         ------           -------           -------           --------
         $  167           $   518           $   893           $  1,945

                                Prospectus - 6

MORE ABOUT THE FUND - Investment Details

INVESTMENT DETAILS OF THE HOLLAND BALANCED FUND

This Section provides additional information regarding the Fund's principal investment strategies, investments and risks.

Investment Objective

The Fund seeks to provide a high total investment return.

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in equity securities. Under ordinary market conditions, the Fund will invest at least 50% of its total assets in equity securities, at least 25% of its total assets in investment grade fixed-income securities, including U.S. Government securities, and may invest up to 25% of its total assets in high quality money market securities. However, the Adviser has discretion to determine the proportion of the Fund's Portfolio that will be invested in equity and fixed-income securities at any given time depending on the Adviser's perception of existing and anticipated market and economic conditions.

A key component of the Adviser's approach is seeking to recognize investment situations in which asset classes or individual securities have been fundamentally mispriced by investor sentiment or other market forces. Where the Adviser believes such opportunities exist, the Fund's assets will be positioned in an effort to produce long-term price performance. The Adviser seeks to make the fund tax efficient by offsetting portfolio gains with losses when such action is consistent with the Fund's primary investment objective.

Principal Investments

The Fund may invest in equity securities and debt securities. Equity securities consist of common and preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stock, stock purchases, warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and American, Global or other types of depositary receipts. Most of the equity securities purchased by the Fund are expected to be traded on a domestic or international stock exchange or in an over-the-counter market. Fixed-Income securities in which the Fund may invest consist of U.S. government securities, U.S. and non-U.S. corporate debt obligations and sovereign debt obligations issued by governments and governmental entities, including supranational organizations such as the World Bank. The Adviser will have discretion to invest in the full range of maturities of fixed-income securities. The Fund will invest only in instruments which are rated Baa or better by Moody's Investors Services, Inc. or BBB or better by Standard & Poor's Corporation, or which are determined by the Fund's Adviser to be of quality comparable to instruments so rated.

Portfolio Manager

Michael Holland is the portfolio manager for the Holland Balanced Fund.
Mr. Holland's money management and entrepreneurial skills have been employed on behalf of a number of leading asset management and investment banking companies.

At The Blackstone Group from January 1994 through June 1995, he was a General Partner and Chief Executive Officer of Blackstone Alternative Asset Management, where he supervised the management of the firm's partnership investment fund. Prior to that, he served as Vice Chairman at Oppenheimer & Co., from March 1992 through January 1994, where he helped launch and manage a number of closed-end mutual funds.

From 1989 to 1992 Mr. Holland was Chairman and Chief Executive Officer of Salomon Brothers Asset Management Inc. Before that he was President and Chief Executive Officer of First Boston Asset Management Corporation, where client assets grew to approximately $6 billion under his leadership.

A graduate of Harvard College and Columbia University Graduate School of Business Administration, Mr. Holland began his career at J.P. Morgan & Co. in 1968.

Mr. Holland makes frequent appearances on television programs such as Moneyline with Lou Dobbs, CNN, Bloomberg Business News and CNBC, and is perhaps best known as a regular panelist on Wall $treet Week with Louis Rukeyser.

                                Prospectus - 7

MORE INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Many factors affect the Fund's performance. The Fund's share prices change daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the companies in which the Fund invests, and the Fund's level of investment in the securities of those companies. WHEN YOU REDEEM YOUR SHARES OF THE FUND, THEY COULD BE WORTH MORE OR LESS THAN WHAT YOU PAID FOR THEM.

The Fund's Statement of Additional Information includes additional information regarding the risks associated with the Fund's investments.

The following discussion is intended to supplement the discussion of risk in the section entitled, "A Summary of the Fund - Strategies and Risks":

Stock Market Volatility: The value of equity securities fluctuates in response to issuer, political, market and economic developments. Equity prices can fluctuate dramatically in response to these developments. Political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

Interest Rate Changes: Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes.

Defensive Strategies: In response to market, economic, political or other conditions, the Adviser may temporarily use a different investment strategy for the Fund for defensive purposes. Such a strategy could include investing up to 100% of the Fund's assets in cash or high-quality money market securities. If the Adviser does so, it could affect the Fund's performance and the Fund might not achieve its investment objective.

Lower-Quality Debt Securities: The Fund may invest in debt securities rated Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corporation, or which are determined by the Adviser to be of comparable quality. Bonds rated Aa or below, or AA or below are generally considered to be more speculative than the highest rated bonds and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay.

Risks of Foreign Securities: Although the Adviser currently does not intend to emphasize foreign securities in the Fund, it reserves the right to invest as much as one third of the Fund's total assets in foreign securities. Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation.

Dependence on Certain Individual: Michael Holland is primarily responsible for the day-to-day management of the Fund's portfolio. The loss of Michael Holland's services (due to termination of employment, death, disability or otherwise) could adversely affect the conduct of the Fund's business and its prospects for the future. There can be no assurance that a suitable replacement for Michael Holland could be found.

Portfolio Turnover Rates: The portfolio turnover rate for the Fund for fiscal year ending September 30, 1999, was 15.76%. This turnover rate is significantly lower than that of many comparable mutual funds. However, there can be no assurance that the Fund's portfolio turnover rate will not increase.

Low portfolio turnover results in lower brokerage expense and may decrease realized capital gains distributions, with favorable tax consequences for the Fund's shareholders. See "Federal Tax Considerations" below.

                                Prospectus - 8

YOUR ACCOUNT

This section describes the services that are available to shareholders.

Types Of Accounts

If you are making an initial investment in the Fund, you will need to open an account. You may establish the following types of accounts:

 . Individual or Joint Ownership. One person owns an individual account while two or more people own a joint account. We will treat each individual owner of a joint account as authorized to give instructions on purchases, sales and exchanges of shares without notice to the other owners. However, we will require each owner's signature guarantee for any transaction requiring a signature guarantee.

 .  Gift or Transfer to Minors. A Custodian maintains a Uniform Gifts to Minors
   Act (UGMA) or Uniform Transfers to Minors Act (UTMA) account for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's social security number on the application.

 . Trust. A trust can open an account. You must include the name of each trustee, the name of the trust and the date of the trust agreement on the application.

 . Corporations, Partnerships and Other Legal Entities. Corporations, partnerships and other legal entities may also open an account. A general partner of the partnership or an authorized officer of the corporation or other legal entity must sign the application and resolution form.

 . Retirement. If you are eligible, you may set up your account under a tax-sheltered retirement plan, such as an Individual Retirement Account. Your financial consultant can help you determine if you are eligible.


Shareholder Services

The Fund offers a number of shareholder services designed to facilitate investment in its shares. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in various services or plans, or how to change options with respect thereto, can be obtained from the Fund or the Distributor.

 . Automatic Investment Plan. An investor who opens an account and wants to make subsequent, periodic investments in the Fund by electronic funds transfer from a bank account may establish an Automatic Investment Plan on the account. The investor specifies the frequency (monthly, quarterly or yearly) and the automatic investment amount ($50 or more).

 . Automatic Clearing House Purchases. An investor may, at his or her request, make additional investments in the Fund by giving his or her bank a voided check with pre-arranged instructions to withdraw funds from his or her bank account and deposit such funds into his or her Holland Balanced Fund account.

 . Automatic Reinvestment of Dividends and Capital Gains Distributions. All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund, without sales charge, at the net asset value per share next determined on the ex-dividend date of such distribution. A shareholder may at any time, by written notification to the Transfer Agent, elect to have subsequent dividends or both dividends and capital gains paid in cash rather than reinvested, in which event payment will be mailed on the payment date.

 . IRAs. A prototype IRA is available generally for all working individuals who receive compensation (which for self-employed individuals includes earned income) for services rendered and for all individuals who receive alimony or separate maintenance payments pursuant to a divorce or separation instrument. Contributions to an IRA made available by the Fund may be invested in shares of the Fund. Shareholders should consult with a financial adviser regarding an IRA.

Shareholders may inquire about their Fund accounts by calling the Transfer Agent at (800) 249-0763. Also, shareholders can receive the net asset value per share of the Fund by calling the toll-free number.

                                Prospectus - 9

Purchasing Shares

Shares of the Fund are available to investors making a minimum initial investment of $1,000. The minimum for subsequent investments is $500.

The Fund or the Adviser may waive or lower these minimums in certain cases. You must complete and sign an application for each account you open with the Fund.

The price for Fund shares is the Fund's net asset value per share (NAV). We determine the NAV as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day that the Exchange is open. We will price your order at the next NAV calculated after the Fund accepts your order. For more information on how we price shares, see "Pricing of Fund Shares" on page 14.

The Fund and the Distributor each reserve the right to reject any purchase for any reason and to cancel any purchase due to non-payment. You must make all purchases in United States dollars and draw all checks on United States banks. If we cancel your purchase due to non-payment, you will be responsible for any loss the Fund incurs. We will not accept cash or third-party checks for the purchase of shares.

--------------------------------------------------------------------------------
Method Of           Purchase Procedures
Purchase
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Through a           Contact your financial consultant.
Financial
Professional
 [PICTURE]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Through Selling     ALPS Mutual Fund Services, Inc. authorizes certain
Group Members       securities dealers, banks or other financial service firms
 [PICTURE]          (collectively, "Selling Group Members") to redeem your
                    shares. To receive that day's share price:
                    .  you must place your order with the Selling Group Member before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time); and
                    .  the Selling Group Member must transmit the order to the
                       Fund before 5:00 p.m. Eastern time on that same day.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
By Mail             To purchase Shares of the Fund, send your completed
 [PICTURE]          application to:

                         Holland Balanced Fund
                         c/o Unified Advisers, Inc.
                         P.O. Box 6110
                         Indianapolis, IN 46206-6110

                    Include with your application your check, payable to
                    "Holland Balanced Fund".
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
By Wire             .  Initial Purchase: You will need to instruct a Federal
 [PICTURE]             Reserve System member bank to wire Funds to:

                       Fifth Third Bank
                       Cincinnati, OH
                       ABA # 042000314
                       Attn.: Fifth Third - Central Indiana
                       Acct.: 747-88013
                       Benf.: Holland Balanced Fund
                       F/F/C (Shareholder's Account at Fund)

                    . Subsequent Purchase: Wire Funds to the designated bank account for the Fund.

                     You may wire funds between 8:00 a.m. and 4:00 p.m. Eastern time. To make a same-day wire investment, please call the Transfer Agent at (800) 249-0763 to notify us of your intention to wire Funds, and make sure your wire arrives by 4:00 p.m. Eastern time. Please note that your bank may charge a fee for the wire.
--------------------------------------------------------------------------------

                                Prospectus - 10

--------------------------------------------------------------------------------
Subsequent          The minimum subsequent purchase is $500.
Purchases
 [PICTURE]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Important           You can redeem shares that you purchased by check. However,
Note                while we will process your redemption request at the next -
                    determined net asset value after we receive it, your
                    redemption proceeds will be not available until your check clears. This could take up to ten calendar days.
--------------------------------------------------------------------------------

Redeeming Shares

You have the right to sell ("redeem") all or any part of your shares subject to certain restrictions. Selling your shares in the Fund is referred to as a "redemption" because the Fund buys back its shares. We will redeem your shares at the net asset value next computed following receipt of your redemption request in good order. See "Redemption Procedures - Request in `Good Order'" on page 12.

We will mail your redemption proceeds to your current address or transmit them electronically to your designated bank account. Under normal circumstances, we will send your redemption to you within seven days after we receive your redemption request.

We will not process your redemption request if it is not in proper form (see chart below). We will notify you if your redemption request is not in proper form.

If, as a result of your redemption, your account value drops below $500, we may redeem the remaining shares in your account. We will notify you in writing of our intent to redeem your shares. We will allow at least thirty days thereafter for you to make an additional investment to avoid liquidation of the account.

Signature Guarantees

Your redemption request must be accompanied by a "signature guarantee" by a national bank or other bank that is a member of the Federal Reserve System (not a savings bank) or by a member firm of any national or regional securities exchange or other eligible guarantor institution. Notarized signatures are not sufficient.

--------------------------------------------------------------------------------
Method of           Redemption Procedures
Redemption
--------------------------------------------------------------------------------
By Telephone        You may authorize redemption of some or all shares in your
 [PICTURE]          account by telephoning the Transfer Agent at (800) 249-0763 or the Distributor at 1-800-30-HOLLAND (or selected dealers at their respective numbers) between 8:30 a.m. and 4:00 p.m.
                    Eastern time on any day the Fund is open.

                    For our mutual protection, all redemption requests must include the information listed in "Request in `Good Order'", below.

                    You will not be eligible to use the telephone redemption
                    service if you have declined or canceled your telephone
                    investment privilege.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
By Mail             You may send your redemption request to:
 [PICTURE]
                         Holland Balanced Fund
                         c/o Unified Advisers, Inc.
                         P.O. Box 6110
                         Indianapolis, IN 46206-6110

                    For our mutual protection, all redemption requests must include the information listed in "Request in `Good Order'", below.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                Prospectus - 11

--------------------------------------------------------------------------------
By Wire             You may request your redemption proceeds be wired directly
 [PICTURE]          to the bank account designated on your application. Your
                    bank may impose a fee for the incoming wire.

                    For our mutual protection, all redemption requests must
                    include the information listed in "Request in `Good Order'", below.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Request in "Good    For our mutual protection, all redemption requests must
Order"              include:

                    .  your account number
                    .  the amount of the transaction
                    . for mail request, signatures of all owners exactly as registered on the account
                    . signature guarantees (Signature guarantees can be obtained at most banks, credit unions, and licensed brokers.)
                    .  any supporting legal documentation that may be required

                    Your redemption request will be processed at the next-
                    determined share price after we have received all required information.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Important           Once we have processed your redemption request, and a
Note                confirmation number has been given, the transaction cannot be revoked.
--------------------------------------------------------------------------------

Options for Redemption Proceeds

You may receive your redemption proceeds by check or by wire.

Check Redemptions. Normally we will mail your check within two business days of a redemption.

Wire Redemptions. Before you can receive redemption proceeds by wire, you must establish this option by completing a special form or the appropriate section of your account application.

Payment will ordinarily be made by wire on the next Business Day, but, in any case, within no more than seven Business Days from the date of receipt of your request.

Telephone Redemptions. Telephone redemption is made available to shareholders of the Fund on the Account Application Form. Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately any account statements and confirmations that you receive. Please contact us immediately about any transaction you believe to be unauthorized.

The Fund reserves the right to refuse a telephone redemption if it is believed advisable to do so.

We may also require a personal identification code from the caller.

The Fund and/or the Transfer Agent will not be responsible for any account losses due to telephone fraud, as long as we have taken reasonable steps to verify the caller's identity. If you wish to cancel the telephone redemption feature for your account, please notify us in writing.

                                Prospectus - 12

                             HOW TO REACH THE FUND

--------------------------------------------------------------------------------
We are available to answer your questions about the Fund or your account by telephone or by mail Monday through Friday 9:00 a.m. to 5:00 p.m. Eastern time. Please note, however, that purchase or redemption requests must be received by 4:00 p.m. Eastern time on a day the Fund is open for business. Purchase or redemption requests received after 4:00 p.m. Eastern time will be executed on the next day that the Fund is open for business.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

By telephone                            1-800-30-HOLLAND [1-800-304-6552]
 [PICTURE]                              Call for account or Fund information

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
By regular, express or registered       Holland Balanced Fund
mail                                    c/o ALPS Mutual Fund Services, Inc.
 [PICTURE]                              370 17th Street
                                        Suite 3100
                                        Denver, Colorado 80202

--------------------------------------------------------------------------------

                                Prospectus - 13

PRICING OF FUND SHARES

The Fund's net asset value per share or NAV is calculated on each day that the New York Stock Exchange is open. The NAV is the value of a single share of a Fund. The administrators calculate the NAV for each Fund they administer at the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. The NAV is determined by subtracting the total of the Fund's liabilities from its total assets and dividing the remainder by the number of shares outstanding. The value of the Fund's total assets is generally based on the market value of the securities that the Fund holds. If market values are not available, we will determine the fair value of securities using procedures that the Board of Directors has approved. We will also determine the fair value of securities whose values are materially affected by events occurring after the closing of a foreign market. In those circumstances in which a security's price is not considered to be market indicative, the security's valuation may differ from an available market quotation. Foreign securities may be traded in their primary markets on weekends or other days when the Fund does not price its shares. Therefore, if the Fund holds foreign securities, the Fund's NAV may change on days when shareholders will not be able to buy or redeem their Fund shares.

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its investors as distributions. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a dividend distribution. A Fund realizes capital gains when it sells securities for a higher price than it paid. When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution. Net short-term capital gains are considered ordinary income and are included in dividend distributions.

--------------------------------------------------------------------------------
Long-term vs. Short-term capital gains:
----------------------------------------

 .   Long-term capital gains are realized on securities held for more than one year and are part of your capital gain distribution.

 .   Short-term capital gains are realized on securities held less then one year and are part of your dividend distributions.
--------------------------------------------------------------------------------

The Fund distributes dividends quarterly and capital gains annually. Capital gains distributions will typically be declared and paid in December.

You will receive distributions from the Fund in additional shares of the Fund unless you choose to receive your distributions in cash. If you choose the reinvestment option, dividend and capital gains distributions will be reinvested automatically in shares of the Fund, without a sales charge, at the net asset value per share next determined on the ex-dividend date of such distribution. If you wish to change the way in which you receive distributions, you should call 1-800-30-HOLLAND for instructions.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Funds as undeliverable, you will not receive interest on amounts represented by the uncashed checks.

                                Prospectus - 14

FEDERAL TAX CONSIDERATIONS

Your investment may have tax consequences that you should consider. If your account is a tax-deferred or tax-exempt account (for example, an IRA or an employee benefit plan account), the following tax discussion does not apply.

Some of the more common federal tax consequences are described here but you should consult your tax consultant about your particular situation. Although it is not an investment objective, the Fund's Adviser will attempt to take into account the tax consequences of its investment decisions. However, there may be occasions when the Adviser's investment decisions will result in a negative tax consequence for the Fund's shareholders.

Taxes on Distributions

You will generally be subject to federal income tax and possibly state taxes on all Fund distributions. Your distributions will be taxed in the same manner whether you receive the distributions in cash or additional shares of the Fund. Distributions that are derived from the Fund's net investment income are designated by the Fund as "ordinary income dividends" and generally will be taxable to you as ordinary income. Distributions that are derived from the Fund's net capital gains are designated by the Fund as "capital gains dividends" and generally will be taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. If you receive distributions in the form of additional shares, you will be treated for federal income tax purposes as receiving a distribution in an amount equal to the net asset value of the additional shares on the date of such distribution.

Taxes on Sales

If you redeem your shares of the Fund, you will be subject to tax on any taxable gain. Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statements so that you or your tax preparer will be able to determine whether a sale or exchange will result in a taxable gain or loss.

Generally, your gain or loss will be a long-term gain or loss if you have held the shares for more than one year. The maximum tax rate on any long-term capital gain is 20%. If you sell or otherwise dispose of a share of the Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends you received with respect to such share. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.

Taxes on Dividends

Dividend and capital gains distributions by the Fund generally are taxable to you at the time the dividend or distribution is made. However, any dividend that is declared in October, November or December of any year and is payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

Unless your investment is in a tax-deferred account, you may want to avoid investing in the Fund close to the date of a distribution because you pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

Tax Withholding

The Fund may be required to withhold U.S. federal income tax at the rate of 31% ("backup withholding") from dividends and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or fail to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Any such withheld amounts may be credited against the shareholder's U.S. federal income tax liability.

                                Prospectus - 15

MANAGEMENT

Investment Adviser

Holland & Company L.L.C., is the Fund's investment adviser. The
Adviser's address is 375 Park Avenue, New York, NY 10152. The Adviser also offers portfolio management and portfolio analysis services to individuals and institutions.

Under the terms of an investment advisory agreement, subject to the direction of the Board of Directors of the Fund, the Adviser is responsible for making day-to-day investment decisions and engaging in portfolio transactions. The Adviser provides office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement.

As compensation for its services, the Fund pays the Adviser a fee at the annual rate of 0.75% of average daily net assets of the Fund. For the fiscal years ended September 30, 1997, 1998 and 1999, the advisory fee, net of waivers, was $0, $122,972 and $255,017, respectively.

The Adviser may waive all or part of its fee from time to time in order to increase the Fund's net income available for distribution to shareholders. The Fund will not be required to reimburse the Adviser for any advisory fees waived. In addition, the Adviser has voluntarily agreed to cap total operating expenses at 1.50% (on an annualized basis) of the Fund's average daily net assets. The Adviser may discontinue this cap on total expenses at any time, at its sole discretion.

Other Service Providers

The Fund relies on other companies to provide necessary services for its day-to-day operations. Below is a list of these service providers.

Administrator and Custodian
---------------------------

     State Street Bank and Trust Company
     225 Franklin Street
     Boston, Massachusetts 02110

Distributor
-----------

     ALPS Mutual Funds Services, Inc.
     370 17th Street
     Suite 3100
     Denver, Colorado 80202

Transfer Agent
--------------

     Unified Advisers, Inc.
     P.O. Box 6110
     Indianapolis, Indiana 46206-6110

Counsel
-------

     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017

Independent Accountants
-----------------------

     PricewaterhouseCoopers LLP
     1177 Avenue of the Americas
     New York, New York 10036

                                Prospectus - 16

FINANCIAL HIGHLIGHTS

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund's financial performance for the fiscal year ended September 30, 1999. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

                             FINANCIAL HIGHLIGHTS

                                                                                                               Period
                                                                               For the Year Ended            10/2/95*
For a capital share outstanding throughout the period                  9/30/99     9/30/98      9/30/97    to 9/30/96
---------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period                                   $ 13.74     $ 13.70      $ 11.39        $10.00
                                                                       -------     -------      -------        ------
Increase/Decrease from Investment
 Operations
Net investment income                                                     0.23        0.28         0.26          0.23
Net realized and unrealized gain on
 investment                                                               1.66        0.05         2.30          1.33
                                                                       -------     -------      -------        ------
  Total from investment operations                                        1.89        0.33         2.56          1.56
                                                                       -------     -------      -------        ------
Less Dividends and Distributions From:
Net investment income                                                    (0.28)      (0.29)       (0.25)        (0.17)
Net realized gain on investments                                         (0.08)          -        (0.00)#           -
                                                                       -------     -------      -------        ------
Total dividends and distributions                                        (0.36)      (0.29)       (0.25)        (0.17)
                                                                       -------     -------      -------        ------
Net asset value, end of period                                         $ 15.27     $ 13.74      $ 13.70        $11.39
                                                                       =======     =======      =======        ======
Total Return(c)                                                          13.87%       2.43%       22.71%        15.65%(a)
Ratios/Supplemental Data
Net assets, end of period (000's)                                      $45,344     $30,041      $26,788        $7,606
Ratio of expenses to average net assets
 after fee waivers and reimbursement of
 other expenses                                                           1.50%       1.50%        1.50%         1.50%(b)
Ratio of expenses to average net assets
 before fee waivers and reimbursement
 of other expenses                                                        1.62%       1.83%        2.55%         4.81%(b)
Ratio of net investment income to
 average net assets after fee waivers
 and reimbursement of other expenses                                      1.59%       2.05%        2.31%         2.36%(b)
Ratio of net investment income to
 average net assets before fee waivers
 and reimbursement of other expenses                                      1.47%       1.72%        0.31%         0.96%(b)
Portfolio turnover                                                       15.76%      16.49%        5.07%         5.04%
---------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements
(a) Not annualized
(b) Annualized
(c) Total return would have been lower had certain expenses not been waived or reimbursed.
 # Rounds to less than $0.01
 * Commencement of Investment Operations

                                Prospectus - 17

                     [This page intentionally left blank]

                                Prospectus - 18

Where to find more information:

You will find more information about the Holland Balanced Fund in the following documents:

     . Annual and semi-annual reports: Our annual and semi-annual reports list the holdings in the Fund, describe the Fund's performance, include financial statements for the Fund, and discuss the market conditions and strategies that significantly affected the Fund's performance during their last fiscal year.

     . Statement of Additional Information ("SAI"): The Statement of Additional Information contains additional and more detailed information about the Fund.

The SAI and the financial statements included in the current annual and semi-annual reports are incorporated by reference into (and are thus a part of) this Prospectus.

There are four ways to get copies of these documents:

1.   Call or write for one, and a copy will be sent without charge.

          Holland Balanced Fund
          c/o ALPS Mutual Funds Services, Inc.
          370 17th Street
          Suite 3100
          Denver, Colorado 80202
          1-800-30-HOLLAND (or 1-800-304-6552)

2. Go to the Fund's website (www.thehollandfund.com) and download a free copy.

3. Call or write the Public Reference Room of the Securities and Exchange Commission ("SEC") and ask them to mail you a copy. The SEC charges a fee for this service. You can also go to the Public Reference Room and copy the documents while you are there. Information about the Public Reference Room may be obtained by calling the number below.

          Public Reference Room of the SEC
          Washington, D.C. 20549-6009
          1-800-SEC-0330

4. Go to the SEC's website (www.sec.gov) and download a free text-only version.

If you are a current Fund shareholder who would like information about your account, account transactions, or account statements, please call us at 1-800-30-HOLLAND (or 1-800-304-6552).

If you purchased your shares through a financial institution, you may contact that institution for more information.

     The Holland Balanced Fund's Investment Company Act File Number is 811-9060.

                                Prospectus - 19

                      STATEMENT OF ADDITIONAL INFORMATION
                      -----------------------------------

                             HOLLAND BALANCED FUND

    375 Park Avenue, New York, New York 10152 . Phone No.(800) 30-HOLLAND
                                [800-304-6552]

                               ________________

          Holland Balanced Fund (the "Fund") is a no-load diversified portfolio of Holland Series Fund, Inc., an open-end management investment company. The Fund is designed to provide investors with a convenient and professionally managed vehicle for seeking a high total investment return. Total investment return is the aggregate of dividend and interest income and realized and unrealized capital value changes. The Fund seeks to achieve high total investment return from a combined portfolio of equity and investment grade fixed-income securities. There can be no assurance that the Fund's objective will be attained.

                               ________________

          This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated January __, 2000 (the "Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                               ________________


                 Holland & Company L.L.C.- Investment Adviser

                 ALPS Mutual Funds Services, Inc.- Distributor

                               ________________

The date of this Statement of Additional Information is January __, 2000.

Table of Contents

                                                                           Page
                                                                           ----
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES..     3

INVESTMENT RESTRICTIONS..................................................     4

MANAGEMENT OF THE FUND...................................................     6

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......................     8

REDEMPTION OF SHARES.....................................................     8

PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................     9

DETERMINATION OF NET ASSET VALUE.........................................    10

PERFORMANCE DATA.........................................................    10

SHAREHOLDER SERVICES.....................................................    11

DIVIDENDS AND DISTRIBUTIONS..............................................    12

TAXATION.................................................................    12

ADDITIONAL INFORMATION...................................................    16

FINANCIAL STATEMENTS.....................................................    17

    ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

Repurchase Agreements

          The Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. Repurchase agreements may be characterized as loans which are collateralized by the underlying securities. The Fund will enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the investment adviser, Holland & Company, L.L.C. (the "Investment Adviser") based on guidelines established by the Fund's Board of Directors (the "Directors"), are deemed creditworthy. The Investment Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, the Fund could experience losses that include:
(i) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (ii) additional expenses to the Fund for enforcing those rights; (iii) possible loss of all or part of the income or proceeds of the repurchase agreement; and (iv) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the Fund.


Securities with Limited Trading Market

     The Fund may invest up to 15% of the value of its total assets in illiquid securities, such as "restricted securities" which are illiquid, and securities that are not readily marketable. If the Fund has a substantial position in securities with limited trading markets, its activities could have an adverse effect upon the liquidity and marketability of those securities. Investments in securities which are "restricted" may involve added expenses should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value.

Firm Commitments and When-Issued Securities

          The Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Borrowing

          The Fund may borrow in certain limited circumstances. See "Investment Limitations." Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of the Fund's portfolio. Although the principal of any borrowing will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the investment manager's strategy and the ability of the fund to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the "Code") in order to provide "pass-though" tax treatment to shareholders. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund's shares by increasing the Fund's interest expense.

Warrants

          The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Foreign Securities

          In addition to risks identified in the Prospectus, other investment risks associated with foreign securities include the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.

Sovereign Debt

          Investment in certain debt obligations issued or guaranteed by a government, its agencies or instrumentalities ("Sovereign Debt") involves a high degree of risk. The governmental entity that controls the repayment of Sovereign Debt may not be willing or able to repay the principal and/or interest when due in accordance with the terms of such debt. Holders of Sovereign Debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. A foreign sovereign itself would not be subject to traditional bankruptcy proceedings by which Sovereign Debt on which it has defaulted may be collected in whole or in part, and certain sovereign entities may not be subject to such proceedings. Further, the Fund may have difficulty disposing of certain Sovereign Debt obligations, as there may be a thin trading market for such securities.


                            INVESTMENT RESTRICTIONS

          In addition to the investment restrictions set forth in the Prospectus, the Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities. The Fund may not:

          1. Make investments for the purpose of exercising control or management.

          2. Purchase securities of other investment companies except as permitted under the Investment Company Act of 1940, as amended (the "1940 Act") or in connection with a merger, consolidation, acquisition or reorganization.

          3. Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          4.   Purchase or sell commodities or commodity contracts.

          5. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in selling portfolio securities.

          6. Make loans, except that (a) the Fund may purchase and hold debt securities in accordance with its investment objective(s) and policies, (b) the Fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies, and (c) delays in the settlement of securities transactions will not be considered loans.

          7. Purchase any securities on margin, except that the Fund may (i) purchase delayed delivery or when issued securities, and (ii) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities.

          8.   Sell securities short.

          9. Purchase securities of issuers which it is restricted from selling to the public without registration under the Securities Act if by reason thereof the value of its aggregate investment in such securities will exceed 10% of its total assets.

          10. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

          11. Purchase or sell interests in oil, gas or other mineral exploration or development programs provided, however, that this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities.

          12. Purchase or retain any securities of an issuer if one or more persons affiliated with the Fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities.

          13. Invest more than 5% of its total assets in securities of unseasoned issuers (other than securities issued or guaranteed by U.S. federal or state or foreign governments or agencies, instrumentalities or political subdivisions thereof) which, including their predecessors, have been in operation for less than three years.

          14. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants that are not listed on the American Stock Exchange or the New York Stock Exchange.

          Investment restrictions (1) through (6) described above and the restrictions discussed under "Investment Limitations" in the Prospectus are fundamental policies of the Fund and may be changed only with the affirmative vote of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Restrictions (7) through (14) are non-fundamental policies of the Fund and may be changed by a majority of the Board of Directors of the Fund. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets in any security or other asset, such percentage limitation shall be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered when determining whether that investment complies with the Fund's investment policies and limitations.

                            MANAGEMENT OF THE FUND

Directors and Officers

          The Directors and executive officers of the Fund and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Director is 375 Park Ave., New York, New York 10152.

                                                                       Principal Occupation
Name and Address                    Position with the Company          During Past Five Years
----------------                    -------------------------          ----------------------
Michael F. Holland*/                Director and President             Holland & Company L.L.C., Chairman,
Age:  55                                                               6/95 - present; The Blackstone
                                                                       Group, general partner, 1/94 - 5/95;
                                                                       Oppenheimer & Co., Vice Chairman,
                                                                       3/92 - 1/94; Salomon Brothers Asset
                                                                       Management Inc., Chairman and Chief
                                                                       Executive Officer, 5/89 - 3/92;
                                                                       Salomon Brothers Inc., Managing
                                                                       Director 5/89 - 3/92.

Sheldon S. Gordon                   Director, Chairman                 Union Bancaire Privee International,
Age:  63                                                               Inc., Chairman 9/96 - Present;
                                                                       Blackstone Alternative Asset
Union Bancaire Privee                                                  Management L.P., Chairman 1/93 -
International Holdings                                                 9/96; The Blackstone Group, general
630 Fifth Avenue                                                       partner 4/91 - 5/95; Blackstone
New York, NY 10111                                                     Europe, Chairman, 4/91 - 6/93;
                                                                       Stamford Capital Group, Inc.,
                                                                       Chairman and Chief Executive
                                                                       Officer, 1/85 - 8/90.


Herbert S. Winokur, Jr.             Director                           Chairman and Chief Executive Officer,
Age: 55                                                                Capricorn Holdings, Inc., Managing
                                                                       General Partner, Capricorn Investors, L.P.,
Capricorn Holdings, Inc.                                               Capricorn Investors II, L.P.,
30 East Elm Street                                                     Capricorn Investors III, L.P.,
Greenwich, CT 06902                                                    9/87 - present.


Desmond G. FitzGerald               Director                           North American Properties Group,
Age:  55                                                               Chairman, 1/87 - present; North
                                                                       American Housing Corp., Chairman,
North American Properties Group                                        12/86 - 8/93.
2015 West Main Street
Stamford, CT 06902

Jeff Tarr                           Director                           Junction Advisors, Chairman, 1/81 -
Age:  55                                                               present.

Junction Advisers, Inc.
9 West 57th Street, Suite 4650
New York, NY 10019

_________________________

*/  interested person as defined in the 1940 Act.

Tana Tselepis                          Secretary and Treasurer                Salomon Brothers Asset Management,
Age:  64                                                                      Vice President and Chief Compliance
                                                                              Officer, 1995 - 1997; Consultant to
                                                                              Holland & Company, LLC, 1997 - 1999;
                                                                              Secretary and Treasurer, June 1999 -
                                                                              present.

          Pursuant to the terms of the Fund's investment advisory agreement and administration agreement, the Investment Adviser or State Street Bank and Trust Company (the "Administrator") pays all compensation of officers and employees of the Fund and the Investment Adviser pays the fees of all Directors of the Fund who are affiliated persons of the Investment Adviser. The Fund pays each unaffiliated Director an annual fee, paid quarterly, of $3,000 plus $500 per meeting attended and pays all Directors' actual out-of-pocket expenses relating to attendance at meetings. The Fund does not provide any pension or retirement benefits to its Directors.

      Director's Compensation Table for the Year Ended September 30, 1999
      -------------------------------------------------------------------

     Director                     Aggregate             Pension or Retirement       Total Compensation
                                  Compensation from     Benefits Accrued as         From Registrant and
                                  Registrant            Part of Fund Expenses       Fund Complex Paid to
                                                                                    Directors
     Michael F. Holland                     $    0                  $    0                        $    0
     Sheldon S. Gordon                      $4,750                  $    0                        $4,750
     Herbert S. Winokur, Jr.                $4,250                  $    0                        $4,250
     Desmond FitzGerald                     $4,250                  $    0                        $4,250
     Jeff C. Tarr                           $4,750                  $    0                        $4,750

Management and Advisory Arrangements

          Reference is made to "Management - Investment Adviser" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

          The investment advisory agreement dated September 28, 1995 with the Investment Adviser (the "Investment Advisory Agreement") provides that, subject to the direction of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors. The Investment Adviser provides the portfolio manager for the Fund, who considers analyses from various sources, makes the necessary investment decisions and places transactions accordingly. As compensation for its services to the Fund, the Investment Adviser receives monthly compensation at the annual rate of 0.75% of the average daily net assets of the Fund. For the year ended September 30, 1999, the Investment Adviser received net fees of $255,017 after voluntary fee waivers of $51,042. For the year ended September 30, 1998, the Investment Adviser received net fees of $122,972 after voluntary fee waivers of $92,289. For the year ended September 30, 1997, the Investment Adviser voluntarily waived all fees payable to it by the Fund, totaling $118,211 and reimbursed $46,628 of expenses of the Fund. For the period from October 2, 1995 (commencement of operations) to September 30, 1996, the Investment Adviser waived all fees payable to it by the Fund, totaling $38,075 and reimbursed $131,302 of expenses of the Fund.

          Investment decisions for the Fund are made independently from those of other accounts managed by the Investment Adviser. Securities held by the Fund also may be held by, or be appropriate investments for, other investment advisory clients of the Investment Adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other advisory clients of the Investment Adviser arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or the size of the position obtained or sold.

          The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement. The Fund pays all other expenses incurred in the operation of the Fund including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, charges of the custodian and the transfer agent, expenses of redemption of shares, Securities and Exchange Commission (the "Commission") fees, expenses of registering the shares under federal and state securities laws, fees and expenses of unaffiliated Directors, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

          Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund. The continuation of the Investment Advisory Agreement was most recently approved by the Board of Directors on September 16, 1999, and by the sole shareholder, Michael F. Holland, on June 28, 1995.

          The Investment Adviser is controlled by Michael Holland, its managing member and owner of a 99% interest in the limited liability company.

Administrator

          State Street Bank and Trust Company (the "Administrator") acts as the Fund's administrator pursuant to an administration agreement (the "Administration Agreement"). Pursuant to the Administration Agreement, dated June 1, 1999, the Administrator is responsible for providing certain administrative and accounting services to the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund other than investment advisory activities, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays the Administrator a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets up to $100 million, 0.08% of the next $100 million, and 0.06% of those assets in excess of $200 million, and the Administrator is entitled to reimbursement from the Fund for its out-of-pocket expenses incurred under the Administration Agreement. The Administrator will be paid a minimum fee of $5,000 per month for the first year and a minimum fee of $7,000 per month thereafter for services provided to the Fund.


Codes of Ethics

     The Fund and the Investment Adviser have adopted codes of ethics that are designed to ensure that the interests of Fund Shareholders come before the interests of those involved in managing the Fund. The codes of ethics, among other things, prohibit management personnel from investing in an initial public offering and require pre-approval for investments in private placements. The Fund's Independent Directors are prohibited from purchasing or selling any security if they know or reasonably should have known at the time of the transaction that, within the most recent 15 days, the security is being or has been considered for purchase or sale by the Fund, or is being purchased or sold by the Fund.

              CONTROL PERSONS and PRINCIPAL HOLDERS OF SECURITIES

          As of October 31, 1999, the following person held 5 percent or more of the outstanding shares of the Holland Balanced Fund: Donaldson, Lufkin and Jenrette - 6.52%.

          As of October 31, 1999, the officers and directors of the Fund as a
group owned     percent of the outstanding shares of the Holland Balanced Fund.

                             REDEMPTION OF SHARES

          Reference is made to "Redeeming Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

          The right to redeem shares or to receive payment with respect to any such redemption may only be suspended for any period during which trading on the New York Stock Exchange is restricted as determined by the Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

          Shares are redeemable at the option of the Fund at net asset value if, in the opinion of the Fund, ownership of the shares has or may become concentrated to an extent which would cause the Fund to be deemed a personal holding company within the meaning of the Code.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE

          Subject to policy established by the Board of Directors, the Investment Adviser is primarily responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. The Fund anticipates that its annual portfolio turnover rate generally will not exceed 100%. The actual portfolio turnover for the years ended September 30, 1999, 1998, 1997 and 1996 were 15.76%, 16.49%, 5.07% and 5.04%, respectively.

          Fixed-income securities, certain short-term securities and certain equities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities may also be purchased or sold through brokers who will be paid on commission. For the years ended September 30, 1999, 1998, 1997 and 1996, the Fund paid brokerage commissions of $13,106, $9,911, $6,846, and $3,976, respectively. In selecting brokers and dealers, it is the policy of the Fund to obtain the best results taking into account factors such as the general execution and operational facilities of the brokers or dealer, the type and size of transaction involved, the creditworthiness and stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the Investment Adviser's arrangements related thereto (as described below), overall performance, the dealer's risk in positioning the securities involved and the broker's commissions and dealer's spread or mark-up. While the Investment Adviser generally seeks the best price in placing its orders, the Fund may not necessarily be paying the lowest price available.

          Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Investment Adviser may select brokers who charge a commission in excess of that charged by other brokers if the Investment Adviser determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the Investment Adviser by such brokers. Research services generally consist of research and statistical reports or oral advice from brokers regarding particular companies, industries or general economic conditions. The Investment Adviser may also, in compliance with applicable law, enter into arrangements with brokers pursuant to which such brokers provide research in exchange for a certain volume of brokerage transactions to be executed through such broker. While the payment of higher commissions increases the Fund's costs, the Investment Adviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as the Fund's investment manager. The Investment Adviser's arrangements for the receipt of research services from brokers may create conflicts of interest.

          Research services furnished to the Investment Adviser by brokers who effect securities transactions for a Fund may be used by the Investment Adviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Investment Adviser by brokers who effect securities transactions for other investment companies and accounts which the Investment Adviser manages may be used by the Investment Adviser in servicing the Fund. Not all of these research services are used by the Investment Adviser in managing any particular account, including the Fund.

                       DETERMINATION OF NET ASSET VALUE

          The net asset value of the shares of the Fund is determined once daily Monday through Friday as of the time of the close of regularly scheduled trading on the New York Stock Exchange on each day during which such Exchange is open for trading. The New York Stock Exchange is not open on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Martin Luther King Day, Thanksgiving Day and Christmas Day. The net asset value per share is computed by dividing the sum of the value of the securities held by Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to the Investment Adviser, are accrued daily.

          Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.


                               PERFORMANCE DATA

          The Fund's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the Commission. The formula can be expressed as follows:

                                  P(1+T)/n/=ERV

          Where:

          P     =     a hypothetical initial payment of $1000

          T     =     average annual total return

          n     =     number of years

          ERV   =     Ending Redeemable Value of a hypothetical $1,000 payment
                      made at the beginning of the 1, 5, or 10 year periods at the end of such periods, assuming reinvestment of all dividends and distributions.

          The total return as defined above for the Fund for the 12 month periods ended September 30, 1999, 1998 and 1997, was 13.9%, 2.43% and 22.71%,
respectively. The total return from the Fund's commencement of investment operations (October 2, 1995) through September 30, 1996 was 15.65% (not annualized).

          In addition to total return, the Fund may quote performance in terms of a 30-day yield. The yield figures provided will be calculated according to a formula prescribed by the Commission and can be expressed as follows:

                       (a-b)
                       -----
          Yield =    2[(cd+1) /6/ - 1 ]


Where:    a =      dividends and interest earned during the period.

          b =      expenses accrued for the period (net of reimbursements).

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

          d = the maximum offering price per share on the last day of the period.



          For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations.

          Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations during the 30-day or one month period. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

          The Fund's performance will vary from time to time depending on market conditions, the composition of its portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the performance of the Fund for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in shares of the Fund with certain bank deposits or other investments that may pay a fixed return for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the nature, quality and maturity of the respective investment companies' portfolio securities and market conditions. An investor's principal is not guaranteed by the Fund.

                             SHAREHOLDER SERVICES

          The Fund offers a number of shareholder services described below which are designed to facilitate investment in its shares. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund or ALPS Mutual Funds Services, Inc. (the "Distributor").

Investment Account

          Each shareholder whose account is maintained at Unified Advisers, Inc. (the "Transfer Agent"), P.O. Box 6110, Indianapolis, IN 46206-6110, has an Investment Account and will receive statements from the Transfer Agent after each share transaction, including reinvestment of dividends and capital gains distributions, showing the activity in the account since the beginning of the year. Shareholders may make additions to their Investment Account at any time by mailing a check directly to the Transfer Agent. Share certificates will not be issued by the Transfer Agent.

Automatic Investment Plan

          A shareholder may elect to establish an Automatic Investment Plan pursuant to which funds will automatically be transferred from a bank account to be invested in the Fund. The bank at which the bank account is maintained must be a member of the Automated Clearing House. Automatic investments can be no more frequent than monthly and must be a minimum of $50. The Fund will debit the specified amount from the account and the proceeds will be invested at the Fund's offering price determined on the date of the debit.



Automatic Clearing House Purchases

          An investor may, at his or her request, make additional investments into the Fund by giving his or her bank a voided check with pre-arranged instructions to withdraw funds from his or her bank account and deposit such funds into his or her Holland Balanced Fund account.

Automatic Reinvestment of Dividends and Capital Gains Distributions

          Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund, without sales charge, as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed on the payment date.

          Shareholders may, at any time, notify the Transfer Agent in writing that they no longer wish to have their dividends and/or capital gains distributions reinvested in shares of the Fund or vice versa and, commencing ten days after receipt by the Transfer Agent of such notice, those instructions will be effected.

Individual Retirement Accounts (IRA)

          A prototype IRA is available, which has been approved as to form by the Internal Revenue Service ("IRS"). Contributions to an IRA made available by the Fund may be invested in shares of the Fund.

          State Street Bank & Trust Company (the "Custodian") has agreed to serve as custodian of the IRA and furnish the services provided for in the Custodial Agreement. The Custodian will charge each IRA an application fee as well as certain additional fees for its services under the Custodial Agreement. In accordance with IRS regulations, an individual may revoke an IRA within seven calendar days after it is established.

          Contributions in excess of the allowable limits, premature distributions to an individual who is not disabled before age 59-1/2 or insufficient distributions after age 70-1/2 will generally result in substantial adverse tax consequences.

          For information required for adopting an IRA, including information on fees, obtain the form of Custodial Agreement and related materials, including disclosure materials, available from the Fund. Consultation with a financial adviser regarding an IRA is recommended.

                          DIVIDENDS AND DISTRIBUTIONS

          The Fund intends to distribute all its net investment income, if any. Dividends from such net investment income will be paid quarterly. All net realized long-term or short-term capital gains, if any, will be distributed to the Fund's shareholders at least annually. See "Shareholder Services Automatic Reinvestment of Dividends and Capital Gains Distributions" for information concerning the manner in which dividends and distribution may be reinvested automatically in shares of the Fund.

                                   TAXATION

          The following is a general summary of certain federal income tax considerations affecting the Fund and its shareholders and, except as otherwise indicated, reflects provisions of the Code as of the date of this Prospectus. No attempt is made to present a detailed explanation of all federal, state, local and foreign income tax considerations, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors regarding an investment in the Fund.

The Fund

          The Fund has qualified and intends to continue to qualify as a "regulated investment company" for federal income tax purposes under Subchapter M of the Code. In order to so qualify, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of stock or securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (including, but not limited to, gains from options, futures or forward contracts); and (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund's assets nor more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities of any issuer (other than U.S. Government securities or the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses.

          If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of its net investment income (i.e., its investment company taxable income as that term is defined in the Code without regard to the deductions for dividends paid), then the Fund will not be subject to federal income tax on its net investment income and net capital gain (i.e., the excess of the Fund's net long-term capital gain over its short-term capital loss) if any, that it distributes to its shareholders in each taxable year. However, the Fund would be subject to corporate income tax (currently at a rate of 35%) on any undistributed net investment income, and net capital gain. If the Fund retains amounts attributable to its net capital gain, the Fund expects to designate such retained amounts as undistributed capital gain in a notice to its shareholders who (i) will be required to include in income for United States federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income.

          In addition, the Fund will be subject to a nondeductible 4% excise tax on the amount by which the aggregate income it distributes in any calendar year is less than the sum of: (a) 98% of the Fund's ordinary income for such calendar year; (b) 98% of the excess of capital gains over capital losses (both long- and short-term) for the one-year period ending on October 31 of each year; and (c) 100% of the undistributed ordinary income and gains from prior years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end.

          The Fund intends to distribute sufficient income so as to avoid both corporate federal income tax and the excise tax.

          If in any year the Fund should fail to qualify as a regulated investment company, the Fund would be subject to federal income tax in the same manner as an ordinary corporation and distributions to shareholders would be taxable to such holders as ordinary income to the extent of the earnings and profits of the Fund. Such distributions qualify for the dividends-received deduction available to corporate shareholders. Distributions in excess of earnings and profits would be treated as a tax-free return of capital, to the extent of a holder's basis in its shares, and any excess, as a long-or short-term capital gain.

          The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds or zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its basis immediately after it was acquired) if the Fund elects as it intends to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any of the foregoing income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to dispose of other securities to be able to make distributions to its investors.

          The Fund's taxable income will in most cases be determined on the basis of reports made to the Fund by the issuers of the securities in which the Fund invests. The tax treatment of certain securities in which the Fund may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities or of the Fund could result in adjustments to the income of the Fund. An upward adjustment by the IRS to the income of the Fund may result in the failure of the Fund to satisfy the 90% distribution requirement described herein necessary for the Fund to maintain its status as a regulated investment company under the Code. In such event, the Fund may be able to make a "deficiency dividend" distribution to its shareholders with respect to the year under examination to satisfy this requirement. Such distribution will be taxable as a dividend to the shareholders receiving the distribution (whether or not the Fund has sufficient current or accumulated earnings and profits for the year in which such distribution is made). A downward adjustment by the IRS to the income of the Fund may cause a portion of the previously made distribution with respect to the year under examination not to be treated as a dividend. In such event, the portion of distributions to each shareholder not treated as a dividend would be recharacterized as a return of capital and reduce the shareholder's basis in the shares held at the time of the previously made distributions. Accordingly, this reduction in basis could cause a shareholder to recognize additional gain upon the sale of such shareholder's shares.

          Income received by the Fund from sources outside the United States may be subject to withholding and other taxes imposed by countries other than the United States. Because the Fund's investments in foreign securities will be limited, the Fund will not be eligible to elect to "pass-through" to its shareholders any tax benefits associated with any foreign income taxes paid by the Fund.

          Certain of a Fund's investments in structured products may, for federal income tax purposes, constitute investments in shares of foreign corporations. If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of the shares even if the income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either a Fund or its shareholders with respect to deferred taxes arising from the distributions or gains. If a Fund were to invest in a PFIC and (if the Fund received the necessary information available from the PFIC, which may be difficult to obtain) elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the PFIC, even if not distributed to the Fund, and the amounts would be subject to the 90% and excise tax distribution requirements described above.

          Alternatively, the Fund may elect to be governed by Section 1296 of the Code. If the election is made, the Fund includes in income each year an amount equal to the excess, if any, of the fair value of the PFIC stock as of the close of taxable year over the Fund's adjusted basis in such stock. The Fund is allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year. However, such deductions are allowable only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. The tax basis of PFIC stock is adjusted by the income and deductions recognized. Mark-to-market gains and the allowable deductions will get ordinary gain/loss treatment. Additionally, the holding period of PFIC stock will be deemed to begin on the first day of the following tax year after making the election. For purposes of RIC qualification, mark-to-market gain is treated as a dividend. Any income or loss recognized under Section 1296 is treated as U.S. source. Because of the expansive definition of a PFIC, it is possible that a Fund may invest a portion of its assets in PFICs. It is not anticipated, however, that the portion of such Fund's assets invested in PFICs will be material.

          Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's net investment income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of a Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends a Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividends distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as ordinary dividend, reducing each shareholder's basis in his Fund shares. To the extent that such distributions exceed such shareholder's basis, each distribution will be treated as a gain from the sale of shares.

Shareholders

          Distributions. Distributions to shareholders of ordinary income dividends will be taxable as ordinary income whether paid in cash or reinvested in additional shares. It is anticipated that a portion of such dividends will qualify for the dividends received deduction generally available for corporate shareholders under the Code. Shareholders receiving distributions from the Fund in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such distribution. Consequently, if the number of Shares distributed reflects a market premium, the amount distributed to shareholders would exceed the amount of the cash distributed to nonparticipating shareholders.

          Distributions to shareholders of net capital gain that are designated by the fund as "capital gain dividends", will be taxable as long-term capital gain, whether paid in cash or additional shares, regardless of how long the shares have been held by such shareholders. These distributions will not be eligible for the dividends-received deduction. The maximum federal income tax rate currently imposed on individuals with respect to long-term capital gain is 20%, whereas the maximum federal income tax rate currently imposed on individuals with respect to ordinary income (and short-term capital gain, which are taxed at the same rates as ordinary income) is 39.6%. With respect to corporate taxpayers, generally long-term capital gain is taxed at the same federal income tax rate as ordinary income and short-term capital gain.

          Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

          Dividends and distributions by the Fund are generally taxable to the shareholders at the time the dividend or distribution is made (even if paid or reinvested in additional shares). Any dividend declared by the Fund in October, November or December of any calendar year, however, which is payable to shareholders of record on a specified date in such a month and which is not paid on or before December 31 of such year will be treated as received by the shareholders as of December 31 of such year, provided that the dividend is paid during January of the following year. Any distribution in excess of the Fund's net investment income and net capital gain would first reduce a shareholder's basis in his shares and, after the shareholder's basis is reduced to zero, would constitute capital gains to a shareholder who holds his shares as capital assets.

          A notice detailing the tax status of dividends and distributions paid by the Fund will be mailed annually to the shareholders of the Fund.

          Dispositions and Redemptions. Gain or loss, if any, recognized on the sale or other disposition of shares of the Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of the Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the shares acquired.

                         _____________________________

          Investors should consult their own tax advisors regarding specific questions as to the federal, state, local and foreign tax consequence of ownership of shares in the Fund.

                            ADDITIONAL INFORMATION

Description of Shares

          Holland Series Fund, Inc. was incorporated under Maryland Law on June 27, 1995. The Fund currently is the only organized portfolio of Holland Series Fund, Inc. Holland Series Fund, Inc. has an authorized capital of 1,000,000,000 shares of Common Stock, par value $0.01 per share. All shares are of the same class. Shareholders of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. Voting rights for Directors are not cumulative. Shares of the Fund issued are fully paid and non-assessable and have no preemptive or conversion rights. Redemption rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates will not be issued by the Transfer Agent.

Appropriate Investors

          Investors should carefully consider the Prospectus and Statement of Additional Information when determining whether the Fund is an appropriate investment given their particular investment needs and preferences. An investment in the Fund may provide diversification to an investor whose assets are primarily invested in stocks or bonds alone. The Fund may be an appropriate choice for conservative investors seeking to build wealth over time. The Fund may also be an appropriate choice for: (i) those who want to leave the all-important asset allocation decision to a professional manager; (ii) investors who want to capture some of the stock market's growth potential but with less risk than an all-equity portfolio; and (iii) investors building capital for education or retirement who are looking for a core investment vehicle.

Independent Accountants

          PricewaterhouseCoopers LLP (the "Independent Accountants"), 1177 Avenue of the Americas, New York, New York 10036 has been selected as the independent accountants of the Fund. The selection of Independent Accountants is subject to ratification by the Fund's shareholders at any annual meeting of shareholders held by the Fund. The Independent Accountants are responsible for auditing the financial statements of the Fund.

Custodian and Fund Accounting Agent

          State Street Bank & Trust Company (the "Custodian" and the "Fund Accounting Agent"), 225 Franklin Street, Boston, Massachusetts 02110 acts as custodian and fund accounting agent of the Fund's assets. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the delivery of securities and collecting interest and dividends on the Fund's investments. The fund accounting agent is responsible for maintaining the books and records and calculating the daily net asset value of the Fund.

Transfer Agent

          Unified Advisers, Inc. (the "Transfer Agent"), P.O. Box 6110, Indianapolis, IN 46206-6110 acts as the Fund's transfer agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

Legal Counsel

          Simpson Thacher & Bartlett, New York, New York, is counsel for the
Fund.

Reports to Shareholders

          The fiscal year of the Fund ends on September 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent accountants, is sent to shareholders each year. At the end of each calendar year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

Additional Information

          The prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits thereto, which the Fund has filed with the Securities and Exchange Commission, under the Securities Act and the 1940 Act, to which reference is hereby made. Information about the Fund can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are also available on the Commission's internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C.
20549-6009.


                                  DISTRIBUTOR

          ALPS Mutual Funds Services, Inc., serves as Distributor (the "Distributor") pursuant to the Distribution Agreement dated June 1, 1999. Pursuant to the Distribution Agreement, the Fund pays the Distributor an annual distribution fee of $12,000 plus certain out-of-pocket expenses. The Distributor is not obligated to sell any specific number of shares and will sell shares of the Fund on a continuous basis only against orders to purchase shares.


                             FINANCIAL STATEMENTS

          The Fund's annual Financial Statements for the year ended September 30, 1999 are hereby incorporated by reference in this Statement of Additional Information from the Fund's Annual Report filed with the Commission on November __, 1999. The Fund's annual report and semi-annual report can be obtained without charge by calling the Fund at (800) 30-HOLLAND [800-304-6552].

                                    PART C

                               OTHER INFORMATION

Item 23.       Exhibits:

     (a)       Registrant's Articles of Incorporation filed as Exhibit 1(a) to
               Registrant's Registration Statement on Form N-1A and is incorporated by reference herein.

     (b)       By-Laws, filed as Exhibit 2 to Registrant's Registration
               Statement on Form N-1A and is incorporated by reference herein.

     (c)       None.

     (d)       Advisory Agreement between Registrant and Holland & Company
               L.L.C., dated September 28, 1995, filed as Exhibit 5(a) to
               Pre-Effective Amendment No. 1 to Registrant's Registration
               Statement on Form N-1A and is incorporated by reference herein.

     (e)  (1)  Distribution Agreement between Registrant and AMT Capital
               Services, Inc., dated September 28, 1995, filed as Exhibit 6(a) to Pre-Effective Amendment No. 1 to Registrant's Registration
               Statement on Form N-1A and is incorporated by reference herein.

     (e)  (2)  Distribution Agreement between Registrant and AMT Capital
               Securities, L.L.C., dated September 28, 1998, filed as Exhibit
               6(b) to Post-Effective Amendment No. 4 to Registrant's
               Registration Statement on Form N-1A and is incorporated by reference herein.

     (e)  (3)  Distribution Agreement between Registrant and ALPS Mutual Funds
               Services, Inc., dated June 1, 1999 (filed herewith).

     (f)       None.

     (g)  (1)  Custodian Agreement between Registrant and Investors Bank & Trust
               Company, dated September 28, 1995, filed as Exhibit 8 to
               Pre-Effective Amendment No. 1 to Registrant's Registration
               Statement on Form N-1A and is incorporated by reference herein.

     (g)  (2)  Custodian Agreement between Registrant and State Street Bank &
               Trust Company, dated June 1, 1999 (filed herewith).

     (h)  (1)  Administration Agreement between Registrant and AMT Capital
               Services, Inc., dated September 28, 1995, filed as Exhibit 9(a) to Pre-Effective Amendment No. 1 to Registrant's Registration
               Statement on Form N-1A and is incorporated by reference herein.

     (h)  (2)  Transfer Agency and Service Agreement between Registrant and
               Investors Bank & Trust Company, dated September 28, 1995, filed as Exhibit 9(b) to Pre-Effective Amendment No. 1 to Registrant's
               Registration Statement on Form N-1A and is incorporated by reference herein.


     (h)  (3)  Transfer Agent Agreement between Registrant and Unified Advisers,
               Inc., dated February 9, 1996 filed as Exhibit 9(c) to
               Post-Effective Amendment No. 1 to Registrant's registration statement on Form N-1A and is incorporated by reference herein.

     (h)  (4)  Administration Agreement between Registrant and Investors Capital
               Services, Inc., dated September 28, 1998, filed as Exhibit 9(d) to Post-Effective Amendment No. 4 to Registrant's registration statement on Form N-1A and is incorporated by reference herein.

     (h) (5) Administration Agreement between Registrant and State Street Bank and Trust Company, dated June 1, 1999 (filed herewith).

     (i)  (1)  Opinion and Consent of Piper & Marbury, filed as Exhibit 10 to
               Pre-Effective Amendment No. 1 to Registrant's Registration
               Statement on Form N-1A and is incorporated by reference herein.

     (i) (2) Opinion and Consent of Simpson Thacher & Bartlett (to be filed by subsequent amendment).

     (j) (1) Consent of PricewaterhouseCoopers LLP (to be filed by subsequent amendment).

     (j)  (2)  Power of Attorney dated September 16, 1999 (filed herewith).

     (k)       None.

     (l)       Share Purchase Agreement between Registrant and Holland & Company
               L.L.C. dated September 19, 1995, filed as Exhibit 13(a) to
               Pre-Effective Amendment No. 1 to Registrant's Registration
               Statement on Form N-1A and is incorporated by reference herein.

     (m)       None.

     (n)       Financial Data Schedule (to be filed by subsequent amendment).

     (o)       None.

     24.       Persons Controlled by or under Common Control with Registrant.
               -------------------------------------------------------------

               As of October 31, 1999, no shareholder is deemed a control person: as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     25.       Indemnification.
               ---------------

               Reference is made to Article VII of Registrant's Articles of Incorporation (Exhibit (a) filed previously), Article VI of Registrant's By-laws, as amended (Exhibit (b) filed previously), Paragraph 5 of the Distribution Agreement between Registrant and AMT Capital Securities, L.L.C. (Exhibit (e)(1) filed previously), Paragraph 14 of the Distribution Agreement between Registrant and ALPS Mutual Funds Services, Inc. (filed herewith), Article 13 of the Custodian Agreement between Registrant and Investors Bank & Trust Company (Exhibit (g)(1) filed previously), Section 14 of the Custodian Agreement between Registrant and State Street Bank and Trust Company (filed herewith), Paragraph 6 of the Administration Agreement between Registrant and Investors Capital Services, Inc. (filed herewith), Section 8 of the Administration Agreement between Registrant and State Street Bank and Trust Company (filed herewith), and Article VI, Section 8 of the Transfer Agent Agreement between Registrant and Unified Advisers, Inc. (Exhibit (h)(1) filed previously).

               Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     26.       Business and Other Connections of Investment Adviser.
               ----------------------------------------------------

               Holland & Company L.L.C. (the "Investment Adviser") is a limited liability company organized under the laws of New York State and it is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act"). The Investment Adviser has not, in the past two fiscal years, served as an investment adviser to any registered investment company other than the Registrant.

               The list required by this Item 26 of officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by the Investment Adviser pursuant to the Advisers Act (SEC File No. 801-49394).

     27.       Principal Underwriter.
               ---------------------

          (a) In addition to the Registrant, ALPS Mutual Funds Services, Inc., currently acts as distributor to Diamonds Trust, Financial Investors Trust, First Funds Trust, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, Stonebridge Funds Trust and Westcore Funds Trust. ALPS Mutual Funds Services, Inc., is registered with the Securities and Exchange Commission as a broker/dealer and is a member of the National Association of Securities Dealers, Inc.

          (b)  For each director or officer of ALPS Mutual Funds Services,
               Inc.

               Name and Principal Business
               Address                       Positions & Offices           Positions & Offices
               with Underwriter              with Distributor              with Registrant
               W. Robert Alexander           Chairman and                  None
               370 Seventeenth Street        Secretary
               Suite 3100
               Denver, Colorado 80202

               Arthur J. Lucey               President and Director        None
               370 Seventeenth Street
               Suite 3100
               Denver, Colorado 80202

               Edmund J. Burke               Executive Vice President      None
               370 Seventeenth Street
               Suite 3100
               Denver, Colorado 80202

               Thomas A. Carter              Chief Financial Officer       None
               370 Seventeenth Street
               Suite 3100
               Denver, Colorado 80202

               Russell Burk                  General Counsel               None
               370 Seventeenth Street
               Suite 3100
               Denver, Colorado 80202

               Jeremy O. May                 Vice President                None
               370 Seventeenth Street
               Suite 3100
               Denver, Colorado 80202

               Robert J. Szydlowski          Vice President                None
               370 Seventeenth Street
               Suite 3100
               Denver, Colorado 80202

               Rick A. Pederson              Director                      None
               370 Seventeenth Street
               Suite 3100
               Denver, Colorado 80202

               Chris Woessner                Director                      None
               370 Seventeenth Street
               Suite 3100
               Denver, Colorado 80202

          (c)  Not applicable.

     28.       Location of Accounts and Records.
               --------------------------------

               All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder will be maintained at the offices of the Investment Adviser, State Street Bank and Trust Company (the "Custodian" and the "Administrator"), and Unified Advisers, Inc. (the "Transfer Agent").

               Holland & Company L.L.C.
               375 Park Avenue
               New York, New York 10152

               State Street Bank and Trust Company
               225 Franklin Street
               Boston, Massachusetts 02110

               Unified Advisers, Inc.
               P.O. Box 6110
               Indianapolis, Indiana 46206-6110



     29.  Management Services.
          -------------------

               Not applicable.


     30.  Undertakings.
          ------------

               Not applicable.

                                  SIGNATURES
                                  ----------


          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, in the City of Malden and Commonwealth of Massachusetts on the 30th day of November, 1999.
                           HOLLAND SERIES FUND, INC.


                                     /s/ Tana Tselepis
                                 By: __________________________________
                                     Tana Tselepis
                                     Secretary and Treasurer

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following person in the capacities indicated on the 30th day of November, 1999.

     Signature                          Title
     ---------                          -----
            *
_____________________________        Director and President (Principal Executive
Michael F. Holland                   Officer)

            *
_____________________________        Director
Sheldon S. Gordon

            *
________________________             Director
Herbert S. Winokur, Jr.

            *
_______________________              Director
Desmond G. FitzGerald

            *
________________________             Director
Jeff Tarr

/s/ Tana Tselepis                    Secretary and Treasurer (Principal
------------------------
Tana Tselepis                        Financial and Accounting Officer)

*    Attorney-in-fact Tana Tselepis
     ------------------------------

                  ==========================================


                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                               _________________



                                   EXHIBITS

                                      TO

                                   FORM N-1A

                            REGISTRATION STATEMENT

                                     UNDER

                          THE SECURITIES ACT OF 1933

                                    AND THE

                        INVESTMENT COMPANY ACT OF 1940



                               _________________



                           HOLLAND SERIES FUND, INC.


                  ==========================================

                           HOLLAND SERIES FUND, INC.
                               INDEX TO EXHIBITS

Exhibit
Number         Description of Exhibit
-------        ----------------------
99(e)(3)       Distribution Agreement between Registrant and ALPS Mutual Funds
               Services, Inc., dated June 1, 1999

99(g)(2)       Custodian Agreement between Registrant and State Street Bank and
               Trust Company, dated June 1, 1999

99(h)(5) Administration Agreement between Registrant and State Street Bank and Trust Company, dated June 1, 1999

99(j)(2)       Power of Attorney dated September 16, 1999
